================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2001


                                -----------------


                             MINDARROW SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                           0-28403              77-0511097
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

101 Enterprise, Suite 340, Aliso Viejo, California                  92656
     (Address of principal executive offices)                     (Zip Code)


                              --------------------
       Registrant's telephone number, including area code: (949) 916-8705


                                       N/A

          (Former name or former address, if changed since last report)

                                -----------------

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On September 12, 2001, MindArrow Systems, Inc. (the "Company") acquired substantially all of the assets of Radical Communication, Inc. (herein referred to as "Radical Communication"), a privately-held Delaware corporation.

         Radical Communication is an end-to-end provider of rich media software solutions based in Southern California.

         Pursuant to the Asset Purchase Agreement dated September 12, 2001 (which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by this reference), the purchase price paid by the Company consisted of 1,980,000 shares of the Company's common stock, 135,000 shares of the Company's Series C Preferred stock, an unsecured subordinated promissory note of the Company in the aggregate principal amount of $1,000,000, and the assumption of certain liabilities of Radical Communication. The unsecured subordinated promissory note is due and payable in two annual installments of $500,000 plus accrued interest commencing October 1, 2002.

         The purchase price was determined through arms length negotiations between the Company and Radical Communication. The Company did not require financing for the acquisition.

         The Company acquired all of the operating assets of Radical and assumed certain liabilities of Radical Communication. The operating assets acquired by the Company include, but are not limited to: personal property; accounts receivable and prepayments; cash and cash equivalents; all patents, trademarks and other intellectual property; assigned contracts and certain leasehold interests. The Company plans to integrate the acquired assets into its operations.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information

                  At this time, it is impractical to file the required financial statements and pro forma financial information. Such data will be filed as soon as practical, but no later than 60 days after the date on which this Report on Form 8-K is required to be filed.

         (c) Exhibits

Exhibit No.  Description
----------   -----------

    2.1 Asset Purchase Agreement, dated as of September 12, 2001, by and among MindArrow Systems, Inc., Radical Communication, Inc. and STREAMedia, LLC.

    4.1 Subordinated Promissory Note, dated September 12, 2001, by MindArrow Systems, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MINDARROW SYSTEMS, INC.



                                                By:      /s/ Michael R. Friedl
                                                         -----------------------
                                                         Michael R. Friedl
Date:    September 24, 2001                              Chief Financial Officer
                                                         and Treasurer

                                  EXHIBIT INDEX

Exhibit No.   Description
----------    -----------
   2.1        Asset Purchase Agreement, dated as of September 12, 2001, by and among MindArrow Systems, Inc., Radical Communication, Inc. and
              STREAMedia, LLC.

   4.1 Subordinated Promissory Note, dated September 12, 2001, by MindArrow Systems, Inc.